UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 7, 2008

INTERSTATE BAKERIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11165	43-1470322
(Commission File Number)	(IRS Employer Identification No.)

12 East Armour Boulevard
Kansas City, Missouri	64111
(Address of Principal Executive Offices)	(Zip Code)

(816) 502-4000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

On March 7, 2008, Interstate Bakeries Corporation (the “Company”) issued a press release, attached hereto as Exhibit 99.1 and hereby incorporated by reference, announcing that the Company is currently engaged in discussions with multiple parties regarding modifications to the Company’s plan of reorganization that would allow the Company to emerge from Chapter 11 as a stand-alone company. As a result of these ongoing discussions, the Company has asked the United States Bankruptcy Court for the Western District of Missouri to continue the confirmation hearing on its plan of reorganization, currently scheduled for March 12, 2008, to April 23, 2008. As a consequence of the continuance of the confirmation hearing, the Company expects the commitment from Silver Point Finance, L.L.C. for exit financing of up to $400 million to expire on March 14, 2008 in accordance with its terms.

To meet its obligation to maximize constituent recovery and ensure the best possible outcome for its constituents, the Company also announced that concurrent with the actions discussed above, it has begun an orderly process to sell all or portions of the Company’s businesses and assets.  The Company and its financial advisors believe that absent a confirmable, stand alone plan of reorganization, a sale of the Company in multiple transactions is the best alternative to maximize the recovery to stakeholders.

The Company also announced that it has commenced discussions with the administrative agent for the lenders to the existing debtor-in-possession (“DIP”) financing agreement to extend the maturity date and increase the size of its current DIP credit facility. The DIP credit facility is currently set to expire on June 2, 2008.

The information in this Current Report on Form 8-K under the heading Item 7.01, “Regulation FD Disclosure,” including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01     Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit No.	Description

99.1	Interstate Bakeries Corporation press release dated March 7, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2008	INTERSTATE BAKERIES
CORPORATION

	By:	/s/ J. Randall Vance
J. Randall Vance
Senior Vice President, Chief
Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Interstate Bakeries Corporation press release dated March 7, 2008